AXP(R)

   Mutual

2003 SEMIANNUAL REPORT
MARCH 31, 2003

AXP Mutual seeks to provide
shareholders with a balance of growth of capital and current income.


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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 61 publicly offered funds and more than $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.

Table of Contents

From the Chairman                                                  3

Economic and Market Update                                         4

Fund Snapshot                                                      6

Questions & Answers

   with Portfolio Management                                       7

Investments in Securities                                         11

Financial Statements (Portfolio)                                  23

Notes to Financial Statements (Portfolio)                         26

Financial Statements (Fund)                                       31

Notes to Financial Statements (Fund)                              34

Results of Meeting of Shareholders                                40

(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

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From the Chairman

(photo of Arne H. Carslon)

Arne H. Carlson Chairman of the board

Dear Shareholders,

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed-income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,

(signature)

Arne H. Carlson

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Economic and Market Update

                                    FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of William F. "Ted" Truscott)

William F. "Ted" Truscott Chief Investment Officer American Express Financial Corporation

Dear Shareholders,

Equity markets worldwide continued to experience pronounced volatility in the early months of 2003, as war with Iraq and other concerns about geopolitical stability made investors wary. Even with the uncertainty, however, year-to-date results are not uniformly negative. The Dow Jones Industrial Average and S&P 500 Index were down for the year to date as of March 31, while the Nasdaq Composite Index mustered a small gain for the same three-month period.

Independent of the situation in Iraq and other trouble spots around the globe, corporations are still wrestling with fundamental issues like profitability and sales growth. Most of the gains in profits we've seen over the past year or so are due to cost cutting. Although necessary after the excesses of the late `90s, cost cutting is a short-term fix; it is not a satisfactory replacement for true growth -- increased demand, sales and capacity. Until old-fashioned growth returns, the outlook for business will continue to be modest. Still, there are some things working in our favor, namely monetary policy. The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

KEY POINTS

-- The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

-- In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

-- In the current environment, investors should proceed rationally, but prudently.

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Economic and Market Update

When asked how I believe investors should proceed in the current environment, I answer: rationally but prudently. While no one, especially those with long-term goals, should abandon equities, the truth is that stock prices are not especially cheap (when measured against company earnings) even after three years of a bear market. In the short term, what we may see are roughly comparable returns between stocks and bonds.

Of course, that could change if inflation became a problem or if interest rates climbed rapidly and steeply. While neither of these risks is currently part of our forecast, investors need to know that bonds would take a larger hit than stocks in this scenario. Diversification is perhaps the best way for bond investors to mitigate these risks. For example, high-yield securities are generally less sensitive to inflation and interest rate fluctuations than U.S. Treasuries (assuming equal maturities). Of course, high-yield bonds also carry considerably more risk, so any specific allocation should reflect your risk tolerance and time horizon. If you have long-term goals, I encourage you to remain focused on them. In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

Just as no two individuals are the same, no two portfolios should be identical either. Your investment strategy should suit your unique circumstances. Contact your American Express financial advisor if you need help developing or refining a plan for meeting your goals. As always, thank you for investing with American Express Funds.

Yours truly,

(signature)

Ted Truscott, American Express Financial Corporation CIO

This commentary is provided for informational purposes only. It is intended to be generic in nature and should not be applied or relied upon in any particular situation without the advice of your tax, legal and/or your financial advisor. The views expressed may not be suitable for every situation.

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5   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

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Fund Snapshot

                              AS OF MARCH 31, 2003

PORTFOLIO MANAGERS

Equity portfolio manager                                 Bob Ewing, CFA
Since                                                              4/02
Years in industry                                                    14

Fixed-income portfolio manager                   Team led by Tom Murphy
Since                                                              3/03
Years in industry                                                    17

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates

A: 4/16/40     B: 3/20/95     C: 6/26/00    Y: 3/20/95

Ticker symbols

A: INMUX       B: IDMBX       C: --         Y: IDMYX

Total net assets                                         $1.474 billion
Number of holdings                                    approximately 450

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

Equities

         STYLE

VALUE    BLEND    GROWTH

X                          LARGE

                           MEDIUM   SIZE

                           SMALL

Bonds

         DURATION

SHORT    INT.     LONG

         X        X        HIGH

         X        X        MEDIUM   QUALITY

                           LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 21.3%
Government obligations and agencies 13.7%
Mortgage-backed securities 11.6%
Energy and utilities 9.8%
Cash and equivalents 8.4%
Consumer  discretionary 7.4%
Industrials  6.3%
Health care 5.9%
Information  technology 4.5%
Communications
services 4.2%
Materials  3.4%
Consumer  staples 2.9%
Transportation  0.5%
Other 0.1%

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (Financial services)                      2.6%

ConocoPhillips (Energy)                             2.0
ChevronTexaco (Energy)                              1.6
Bank of America (Banks and savings & loans)         1.4
Exxon Mobil (Energy)                                1.3
American Intl Group (Insurance)                     1.2
MBNA (Financial services)                           1.0
Schering-Plough (Health care)                       1.0
Freddie Mac (Financial services)                    1.0
Wells Fargo (Banks and savings & loans)             0.9

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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6   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

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Questions & Answers

         WITH PORTFOLIO MANAGEMENT

Q:   How did AXP Mutual perform during the first half of its fiscal year?

A: Continued positive returns from bonds and two brief equity market rallies supported the portfolio's performance. For the six months ended March 31, 2003, Class A shares for AXP Mutual returned 3.35%, excluding sales charge. The unmanaged Standard & Poor's 500 Index returned 5.02% and the unmanaged Lehman Brothers Aggregate Bond Index returned 2.99% for the same period. The Lipper Balanced Funds Index, representing the Fund's peer group, returned 3.53%.

Q:   How did the Fund's positioning contribute to its performance?

A: Security selection within the stock and bond segments of the portfolio was the primary performance factor; however, the mix between stocks and bonds had a favorable impact as well. We generally keep the asset allocation fairly stable based on neutral weighting of approximately 60% stocks and 40% bonds. During this period, the portfolio's allocation was approximately 65% stocks and 35% bonds. This modest tilt toward stocks was beneficial given that equities slightly outperformed bonds during the period.

(bar chart)
PERFORMANCE COMPARISON
For the year ended March 31, 2003

6%                +5.02%
5%
4%       +3.35%                     +3.53%
3%                         +2.99%
2%
1%

0%

(bar 1) AXP  Mutual  Class A  (excluding  sales  charge)
(bar 2) S&P 500  Index (unmanage)(1)
(bar 3) Lehman Brothers Aggregate Bond Index  (unmanaged)(2)
(bar 4) Lipper Balanced Funds Index(3)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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Questions & Answers

[begin callout quote] Security selection within the stock and bond segments of the portfolio was the primary performance factor; however, the mix between stocks and bonds had a favorable impact as well.[end callout quote]

     Within the stock segment, we had relatively modest sector bets; instead we tried to emphasize our selection of individual stocks. Our value-oriented approach was effective in an environment where the market remained in a trading range, with a wide variation between individual stocks and industry sectors.

     Interest rates hit lows at the end of the third quarter of 2002 and appeared ready to move higher. However, a combination of mixed economic data, modest consumer spending, a lack of recovery in business spending and the pending war in Iraq combined to keep rates low. Given the uncertainty in the bond market, we did not take an aggressive stance on interest rates or the shape of the yield curve. So these factors had little impact on relative performance.

AVERAGE ANNUAL TOTAL RETURNS

as of March 31, 2003
                              Class A                    Class B                 Class C                     Class Y
(Inception dates)            (4/16/40)                  (3/20/95)               (6/26/00)                   (3/20/95)
                        NAV(1)      POP(2)       NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)     NAV(5)      POP(5)
6 months*                +3.35%      -2.59%       +2.97%       -1.03%       +3.01%       +2.01%         +3.43%      +3.43%
1 year                  -14.80%     -19.70%      -15.48%      -18.80%      -15.48%      -16.32%        -14.65%     -14.65%
5 years                  -6.90%      -7.99%       -7.61%       -7.75%         N/A          N/A          -6.76%      -6.76%
10 years                 +2.96%      +2.35%         N/A          N/A          N/A          N/A            N/A         N/A
Since inception            N/A         N/A        +1.52%       +1.52%      -14.44%      -14.44%         +2.45%      +2.45%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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Questions & Answers

     In the fourth quarter of 2002, corporate bonds came storming back from previous underperformance tied to accounting scandals and remained strong throughout the semiannual period. To a lesser extent mortgage-backed securities also performed well, while Treasuries lagged other fixed income sectors. We held a neutral weighting in corporate bonds and overweight in mortgage-backed securities.

     The Fund's neutral corporate bond position was a positive contributor to performance because a small part of corporate bond allocation was in high-yield bonds, the best performing fixed income sector for the six-month period. Our mortgage overweight also added value.

Q:   What changes were made to the Fund?

A: There were few changes to stock sector allocations, but we adjusted individual holdings in order to enhance the composition of the Fund. Our goal is to identify undervalued companies with reasonable growth prospects. During the period, we found opportunities among healthcare stocks.

     In the consumer staples area, we found attractively priced stocks in the beverage and food industries. Each time the market moved in favor of an economic recovery it left behind the consumer staples sector, creating buying opportunities for us. We also added a little exposure to energy companies. Typically, energy would be one of the preferred industries in an economic recovery. That was not the case between September and March. Consequently, we found energy to be an attractive opportunity.

     We kept the portfolio a bit underweighted in technology where we didn't see any bargains. We also remained cautious in the financial sector. Though we had a small percentage of assets in mid-cap stocks, the portfolio was primarily concentrated in large-cap stocks.

     We made no major allocation shifts in the bond segment either. Our goal has been to add value through better security selection. We maintained a high level of diversification among corporate bonds. Since the latter part of 2002, we have held over 100 different bond issues, striving to minimize the negative impact that any one bond could have on the portfolio.

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

     We did not add to corporate bonds because we think the yield advantage over Treasuries in many cases has already priced in good news. In the last week of the semiannual period, we slightly reduced the portfolio's allocation to high-yield bonds and moved those assets into Treasuries given the strong performance in the high-yield sector in the last six months. We think investment grade corporate bonds and high-yield bonds make sense as a long-term strategy. We would increase our position if we became convinced the economy was on solid ground or if prices fell.

Q:   How will the bond segment's new management process enhance  the Fund?

A: For the fixed income portion of AXP Mutual, we have moved to a sector-based management approach. There are eight separate sector teams, covering different areas of the fixed income market, such as mortgages or corporate bonds. Our process begins with the entire fixed income group developing an overall market view and a corresponding strategy for each bond portfolio, including the fixed income portion of this Fund. Using input from the sector teams, we decide how much money should be allocated to various sectors. Then each sector team selects securities within its own specialty, so that team leaders with specialized experience choose every holding. We believe this strategy will produce more effective sector allocation and bond selections.

Q:   What is your outlook for the Fund?

A: On the fixed income side, we believe interest rates will stay in a narrow range for the next several months and that the Federal Reserve is unlikely to adjust short-term rates in the immediate future. As long as rates are stable, we may maintain the portfolio's focus on mortgage-backed securities. We are cautious, however, because we don't think economic recovery will come as quickly as some sectors of the bond market have priced in.

     We do anticipate that the economy will be in a stronger state nine to 12 months from now, but we think the recovery may be somewhat weak. For that reason, we aren't making any large sector bets in the equity segment, instead focusing on specific stocks. In our view, a trading range is likely for the near term. We are optimistic that the gradual recovery will favor value stocks, but in a potentially volatile stock market, our goal is to identify profit opportunities one stock at a time.

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

Investments in Securities

Balanced Portfolio
March 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (60.9%)

Issuer                                                Shares            Value(a)

Aerospace & defense (1.6%)

Boeing                                                75,000          $1,879,500
Lockheed Martin                                      180,000           8,559,000
Northrop Grumman                                      80,000           6,864,000
United Technologies                                  110,000           6,355,800
Total                                                                 23,658,300

Airlines (--%)

Northwest Airlines Cl A                               70,000(b)          483,000

Automotive & related (0.6%)

General Motors                                        85,000           2,857,700
Navistar Intl                                        190,000(b)        4,675,900
Sonic Automotive                                     130,000(b)        1,911,000
Total                                                                  9,444,600

Banks and savings & loans (7.2%)

Bank of America                                      328,400          21,950,256
Bank of New York                                     300,000           6,150,000
Bank One                                             165,000           5,712,300
FleetBoston Financial                                275,000           6,567,000
J.P. Morgan Chase                                    417,300           9,894,183
Mellon Financial                                     265,000           5,633,900
PNC Financial Services Group                         170,000           7,204,600
U.S. Bancorp                                         713,800          13,547,924
Wachovia                                             305,000          10,391,350
Washington Mutual                                    120,000           4,232,400
Wells Fargo                                          320,000          14,396,800
Total                                                                105,680,713

Beverages & tobacco (2.0%)

Altria Group                                         305,000           9,137,800
Coca-Cola                                            130,000           5,262,400
Pepsi Bottling Group                                 200,000           3,586,000
PepsiCo                                              300,000          12,000,000
Total                                                                 29,986,200

Building materials & construction (0.7%)

Centex                                                40,000           2,174,400
Masco                                                280,000           5,213,600
Temple-Inland                                         65,000           2,431,000
Total                                                                  9,819,000

Chemicals (1.7%)

Dow Chemical                                         257,000           7,095,770
du Pont (EI) de Nemours                              220,000           8,549,200
Lyondell Chemical                                    240,000(e)        3,348,000
Praxair                                               63,800           3,595,130
RPM Intl                                             185,000           1,942,500
Solutia                                              490,000             759,500
Total                                                                 25,290,100

Communications equipment & services (2.0%)

EchoStar Communications Cl A                         115,000(b)        3,321,200
Fairchild Semiconductor Intl Cl A                    160,000(b)        1,673,600
Flextronics Intl                                     260,000(b,c)      2,267,200
Motorola                                             730,000           6,029,800
Teradyne                                             210,000(b)        2,444,400
Verizon Communications                               405,000          14,316,750
Total                                                                 30,052,950

Computer software & services (0.8%)

Automatic Data Processing                            100,000           3,079,000
Cadence Design Systems                               240,000(b)        2,400,000
Microsoft                                            240,000           5,810,400
Total                                                                 11,289,400

Computers & office equipment (1.3%)

Apple Computer                                       250,000(b)        3,535,000
Cisco Systems                                         90,000(b)        1,161,000
Hewlett-Packard                                      800,000          12,440,000
Sun Microsystems                                     690,000(b)        2,249,400
Total                                                                 19,385,400

Electronics (1.0%)

Advanced Micro Devices                               255,000(b)        1,575,900
Micron Technology                                    340,000(b)        2,767,600
Natl Semiconductor                                   140,000(b)        2,385,600
Texas Instruments                                    310,000           5,074,700
United Microelectronics ADR                          970,000(b,c)      2,919,700
Total                                                                 14,723,500

See accompanying notes to investments in securities.

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

Common stocks (continued)

Issuer                                                Shares            Value(a)

Energy (6.5%)

Burlington Resources                                 137,200          $6,545,812
ChevronTexaco                                        380,000          24,567,000
ConocoPhillips                                       573,800          30,755,680
Exxon Mobil                                          570,000          19,921,500
FirstEnergy                                          280,000           8,820,000
Grant Prideco                                        420,000(b)        5,065,200
Total                                                                 95,675,192

Energy equipment & services (1.1%)

Schlumberger                                         260,000           9,882,600
Transocean                                           300,000           6,135,000
Total                                                                 16,017,600

Financial services (7.3%)

Citigroup                                          1,165,000          40,134,249
Fannie Mae                                           168,800          11,031,080
Freddie Mac                                          285,000          15,133,500
Lehman Brothers Holdings                             130,000           7,507,500
MBNA                                               1,040,000          15,652,000
Merrill Lynch                                        250,000           8,850,000
Morgan Stanley                                       264,500          10,143,575
Total                                                                108,451,904

Food (0.6%)

General Mills                                        109,900           5,005,945
Kraft Foods Cl A                                     120,000           3,384,000
Total                                                                  8,389,945

Furniture & appliances (0.4%)

Black & Decker                                        60,000           2,091,600
Leggett & Platt                                       85,000           1,553,800
Maytag                                               110,000           2,093,300
Total                                                                  5,738,700

Health care (4.6%)

Abbott Laboratories                                   80,000           3,008,800
Baxter Intl                                          120,000           2,236,800
Bristol-Myers Squibb                                 105,000           2,218,650
Laboratory Corp America Holdings                      40,000(b)        1,186,000
Lilly (Eli)                                           60,000           3,429,000
Merck & Co                                           255,100          13,974,378
Pfizer                                               405,000          12,619,800
Pharmacia                                             75,000           3,247,500
Schering-Plough                                      875,000          15,601,250
Wyeth                                                276,000          10,438,320
Total                                                                 67,960,498

Health care services (1.5%)

AmerisourceBergen                                     45,000           2,362,500
Caremark Rx                                          255,000(b)        4,628,250
HCA                                                  225,000           9,306,000
McKesson                                             225,000           5,609,250
Total                                                                 21,906,000

Household products (2.8%)

Avon Products                                        175,000           9,983,750
Gillette                                             150,000           4,641,000
Intl Flavors/Fragrances                               95,000           2,953,550
Kimberly-Clark                                       255,000          11,592,300
Newell Rubbermaid                                     85,000           2,409,750
Procter & Gamble                                     111,000           9,884,550
Total                                                                 41,464,900

Industrial equipment & services (0.4%)

Caterpillar                                          105,000           5,166,000
Ingersoll-Rand Cl A                                   25,000(c)          964,750
Total                                                                  6,130,750

Insurance (3.1%)

ACE                                                  125,000(c)        3,618,750
Allstate                                             255,000           8,458,350
American Intl Group                                  370,000          18,296,500
Hartford Financial Services Group                     80,000           2,823,200
Montpelier Re Holdings                                55,250(b,c)      1,558,050
Prudential Financial                                 225,000           6,581,250
Travelers Property Casualty Cl A                     190,000           2,677,100
Travelers Property Casualty Cl B                     103,411           1,459,129
Total                                                                 45,472,329

Leisure time & entertainment (1.1%)

AOL Time Warner                                      930,000(b)       10,099,800
Mattel                                               140,000           3,150,000
Viacom Cl B                                           72,800(b)        2,658,656
Total                                                                 15,908,456

Media (2.1%)

Comcast Cl A                                         177,457(b)        5,073,496
Comcast Special Cl A                                 111,800(b)        3,073,382
Disney (Walt)                                        390,000           6,637,800
Liberty Media Cl A                                   608,400(b)        5,919,732
McGraw-Hill Companies                                 30,000           1,667,700
Tribune                                               20,000             900,200
USA Interactive                                      260,000(b)        6,965,400
Total                                                                 30,237,710

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Metals (0.4%)

Alcan                                                 55,000(c)       $1,534,500
Alcoa                                                135,000           2,616,300
Phelps Dodge                                          70,000(b)        2,273,600
Total                                                                  6,424,400

Multi-industry conglomerates (2.4%)

Cendant                                              818,000(b)       10,388,600
Dover                                                210,000           5,086,200
General Electric                                     430,000          10,965,000
ITT Inds                                              55,000           2,937,550
Monsanto                                              21,324             349,714
Textron                                              130,000           3,569,800
Tyco Intl                                            150,000(c)        1,929,000
Total                                                                 35,225,864

Paper & packaging (0.4%)

Bowater                                               95,000           3,529,250
Intl Paper                                            81,000           2,737,800
Total                                                                  6,267,050

Real estate investment trust (1.1%)

Apartment Investment &
     Management Cl A                                  60,000           2,188,800
Equity Office Properties Trust                       385,000           9,798,250
Starwood Hotels &
     Resorts Worldwide                               155,000           3,687,450
Total                                                                 15,674,500

Restaurants & lodging (0.6%)

McDonald's                                           625,000           9,037,500

Retail (2.2%)

BJ's Wholesale Club                                  170,000(b)        1,921,000
Circuit City Stores                                1,305,000           6,786,000
CVS                                                   60,000           1,431,000
Dollar General                                       310,000           3,785,100
Home Depot                                           285,000           6,942,600
Safeway                                              165,000(b)        3,123,450
Sears, Roebuck & Co                                   80,000           1,932,000
Target                                               215,000           6,290,900
Total                                                                 32,212,050

Textiles & apparel (0.2%)

Liz Claiborne                                        100,000           3,092,000

Utilities -- electric (1.5%)

Dominion Resources                                   115,000           6,367,550
DTE Energy                                            40,000           1,546,000
Exelon                                               120,000           6,049,200
FPL Group                                             50,000           2,946,500
PPL                                                   50,000           1,780,500
Xcel Energy                                          220,000           2,818,200
Total                                                                 21,507,950

Utilities -- telephone (1.7%)

BellSouth                                            590,000          12,785,300
KT ADR                                               255,000(c)        4,378,350
SBC Communications                                   360,000           7,221,600
Total                                                                 24,385,250

Total common stocks
(Cost: $1,067,450,833)                                              $896,993,711

Preferred stock (--%)

Issuer                                                Shares            Value(a)

Intermedia Communications
     13.50% Pay-in-kind Series B                           1(l)              $98

Total preferred stock
(Cost: $605)                                                                 $98

Bonds (35.2%)

Issuer                                Coupon         Principal          Value(a)
                                        rate            amount

Government obligations & agencies (14.4%)
Australian Government
     (Australian Dollar)
     07-15-05                           7.50%        3,900,000(c)     $2,506,142
Canadian Government
     (Canadian Dollar)
     09-01-04                           5.00         3,700,000(c)      2,560,180
Federal Home Loan Bank
     01-14-05                           4.13         6,570,000         6,853,344
Federal Home Loan Mtge Corp
     09-15-07                           3.50         5,200,000         5,340,748
     12-20-07                           3.53         8,700,000         8,879,733
     07-15-12                           5.13         7,000,000         7,484,701
     03-30-33                           6.00         6,300,000(k)      6,562,828
     05-01-33                           5.50         1,620,000(k)      1,649,873

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Issuer                                Coupon         Principal          Value(a)
     rate                             amount

Government obligations & agencies (cont.)

Federal Natl Mtge Assn
     07-26-07                           4.32%       $6,300,000        $6,574,869
     05-15-08                           6.00         3,500,000         3,977,159
     02-21-13                           4.75         5,700,000         5,708,607
     05-01-15                           5.50         4,695,000(k)      4,859,325
     04-01-18                           5.00         3,230,000(k)      3,315,789
     05-01-18                           4.50         4,500,000(k)      4,542,210
     05-01-18                           5.00        11,000,000(k)     11,250,909
     04-01-30                           6.00           500,000(k)        518,280
     03-30-33                           5.50         9,400,000(k)      9,611,500
     03-30-33                           6.00         5,000,000(k)      5,214,063
     05-01-33                           5.50         3,000,000(k)      3,050,640
     05-25-33                           5.00           920,000(k)        953,350
     06-01-33                           5.50         5,000,000(k)      5,062,500

Federal Republic of Germany
     (European Monetary Unit)
     01-04-10                           5.38         2,100,000(c)      2,522,960

Govt of New Zealand
     (New Zealand Dollar)
     02-15-05                           6.50         4,500,000(c)      2,541,761

Province of British Columbia
     (U.S. Dollar)
     10-29-08                           5.38         1,830,000(c)      2,028,568

Province of Ontario
     (U.S. Dollar)
     09-17-07                           3.50         2,440,000(c)      2,501,678

Province of Quebec
     (U.S. Dollar)
     07-17-09                           5.00         2,440,000(c)      2,631,869

U.S. Treasury
     01-31-04                          3.00%         3,400,000         3,452,061
     07-31-04                           2.25         6,500,000         6,583,538
     01-31-05                           1.63        10,500,000        10,532,813
     02-28-05                           1.50           370,000           370,348
     03-31-05                           1.63           370,000           370,866
     08-15-07                           3.25         3,910,000         4,017,220
     11-15-07                           3.00         3,520,000         3,568,400
     02-15-08                           3.00         7,110,000         7,193,322
     08-15-11                           5.00         1,600,000         1,754,374
     02-15-13                           3.88         9,360,000         9,399,125
     05-15-30                           6.25        10,250,000        12,231,930
     02-15-31                           5.38        13,960,000        15,100,797
     Principal Only
     08-15-21                           5.42        40,000,000(g)     15,256,400

United Mexican States
     (U.S. Dollar)
     01-16-13                           6.38         3,190,000(c)      3,205,950
Total                                                                211,740,730

Mortgage-backed securities (12.2%)
Collateralized Mtge Obligation Trust
     12-20-14                           9.95           600,539           602,255
Federal Home Loan Mtge Corp
     10-01-03                           7.00           270,736           274,775
     07-01-07                           6.50             1,080             1,090
     07-01-08                           6.75           101,241           101,993
     06-01-09                           5.50         1,126,841         1,182,771
     01-01-11                           6.50         3,816,926         4,043,503
     05-01-17                           6.00         9,649,311        10,081,056
     07-01-17                           6.00         4,409,602         4,606,903
     07-01-17                           7.00         4,923,390         5,261,389
     12-01-17                           5.50         2,596,657         2,696,028
     04-01-22                           6.50         9,882,635        10,378,844
     08-01-24                           8.00           977,391         1,064,896
     09-01-28                           6.00         2,400,820         2,492,417
     04-01-32                           7.00         7,655,010         8,062,982
     06-01-32                           7.00         5,178,543         5,454,532
     07-01-32                           7.00         7,130,674         7,510,701
     Collateralized Mtge Obligation
     06-15-15                           5.00         4,600,000         4,802,463
     02-15-23                           5.50         7,125,000         7,489,565
     02-25-42                           6.50         2,911,986         3,144,945
     Trust Series Z
     10-15-23                           6.50            37,547(i)         41,562

Federal Natl Mtge Assn
     11-01-12                           4.79         4,790,000         4,896,056
     01-01-13                           4.78         1,515,000         1,577,614
     01-01-13                           4.92           498,835           515,180
     02-01-13                           4.83           913,684           937,274
     02-01-13                           4.87         1,285,000         1,321,944
     02-01-14                           7.50           218,869           227,030
     03-01-17                           6.50         4,186,200         4,431,809
     02-01-18                           5.50         1,991,412         2,068,727
     05-01-23                           6.50         1,602,860         1,684,412
     01-01-24                           6.50         5,127,011         5,387,867
     06-01-24                           9.00         1,040,076         1,158,793
     08-01-25                           7.50         2,671,750         2,861,670
     06-01-28                           7.00             5,735             6,055
     02-01-30                           8.00         1,811,568         1,964,339
     07-01-30                           8.50             2,707             2,916
     01-01-31                           8.00         1,186,079         1,284,931
     06-01-31                           7.00         4,349,925         4,614,210
     02-01-32                           7.50           994,330         1,059,441
     03-01-32                           7.50         1,098,892         1,170,854
     04-01-32                           7.50         1,535,402         1,635,943
     06-01-32                           7.50         5,553,723         5,917,393
     08-01-32                           7.00         5,340,440         5,631,734
     08-01-32                           7.00           653,771(k)        689,809

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Issuer                                Coupon         Principal          Value(a)
                                        rate            amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
     09-01-32                          6.50%       $24,132,512       $25,191,078
     12-01-32                           7.00         4,368,465         4,606,743
     01-01-33                           6.00         4,790,338         4,972,668
     02-01-33                           6.00         2,791,110(k)      2,897,357
     03-01-33                           6.00         6,396,009         6,639,482
     Collateralized Mtge Obligation
     01-25-12                           5.00         4,100,000         4,292,942

Govt Natl Mtge Assn
     Interest Only
     08-20-32                           0.00         3,422,412(h)        698,371
     01-20-32                           0.00         1,000,000(h)        162,294
Total                                                                179,801,606

Aerospace & defense (--%)

Alliant Techsystems
     Company Guaranty
     05-15-11                           8.50           200,000           215,000
Boeing
     02-15-13                           5.13           330,000           322,585
Total                                                                    537,585

Airlines (0.1%)

American Airlines
     05-23-11                           6.82         1,350,000           877,500
Continental Airlines
     Series 2001-1
     06-15-21                           6.70         1,489,851         1,217,668
Total                                                                  2,095,168

Automotive & related (0.1%)

DaimlerChrysler North America Holding
     01-15-08                           4.75           830,000           837,802
Ford Motor
     02-01-29                           6.38         1,240,000           837,165
SPX
     Sr Nts
     01-01-13                           7.50           175,000           185,500
Total                                                                  1,860,467

Banks and savings & loans (0.8%)

ABN Amro North American Holding Capital
     12-08-49                           6.52        630,000(d)           676,411
AmSouth Bank NA
     Sub Nts
     04-01-13                           4.85           680,000           689,078
Bank of America
     01-15-11                           7.40         3,060,000         3,623,530
Development Bank of Singapore
     (U.S. Dollar)
     05-15-11                           7.13         1,260,000(c,d)    1,422,401
J.P. Morgan Chase
     05-30-07                           5.25           680,000           728,962
US Bank National Association Minnesota
     08-01-11                           6.38           750,000           852,240
Washington Mutual
     Series 2003-AR3 Cl A5
     04-25-33                           3.93         1,270,000         1,288,087
Washington Mutual Bank
     06-15-11                           6.88         1,000,000         1,136,720
Wells Fargo Bank NA
     Sub Nts
     02-01-11                           6.45         1,500,000         1,716,527
Total                                                                 12,133,956

Beverages & tobacco (0.1%)

Cott Beverages
     Company Guaranty
     12-15-11                           8.00           100,000           106,000
Diageo Capital
     (U.S. Dollar)
     11-19-07                           3.50           950,000(c)        960,433
     03-20-08                           3.38           480,000(c)        479,285
Total                                                                  1,545,718

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Issuer                                Coupon         Principal          Value(a)
                                        rate            amount

Building materials & construction (0.2%)

Associated Materials
     Company Guaranty
     04-15-12                          9.75%          $175,000          $187,250
Georgia-Pacific
     Sr Nts
     02-01-10                           8.88           100,000(d)        104,000
Louisiana Pacific
     Sr Nts
     08-15-10                           8.88           165,000(e)        183,722
Meritage
     Company Guaranty
     06-01-11                           9.75           125,000           131,875
     Sr Nts
     06-01-11                           9.75            30,000(d)         31,650
Nortek
     Sr Sub Nts Series B
     06-15-11                           9.88           280,000           291,200
Tyco Intl Group
     (U.S. Dollar) Company Guaranty
     02-15-11                           6.75           885,000(c)        845,175
Weyerhaeuser
     03-15-12                           6.75           700,000           767,410
Total                                                                  2,542,282

Chemicals (0.1%)

Airgas
     Company Guaranty
     10-01-11                           9.13           290,000           319,725
Allied Waste North America
     Company Guaranty
     09-01-12                           9.25           150,000(d)        160,688
Compass Minerals Group
     Company Guaranty
     08-15-11                          10.00           200,000           221,000
Dow Chemical
     10-01-12                           6.00           880,000           897,793
MacDermid
     07-15-11                           9.13           250,000           275,000
Noveon
     Company Guaranty Series B
     02-28-11                          11.00           125,000           137,813
Total                                                                  2,012,019

Communications equipment & services (0.6%)

AT&T Wireless Services
     Sr Nts
     03-01-31                           8.75         1,310,000         1,502,258
Deutsche Telekom Intl Finance
     (U.S. Dollar)
     06-15-10                           8.50           700,000(c)        821,423
DirectTV Holdings/Finance
     Sr Nts
     03-15-13                           8.38           225,000(d)        248,344
EchoStar DBS
     Sr Nts
     01-15-09                           9.13            45,000            49,163
     02-01-09                           9.38            50,000            53,250
Fairpoint Communications
     Sr Nts
     03-01-10                          11.88            50,000(d)         51,750
Qwest
     03-15-12                           8.88           280,000(d)        297,500
Verizon Global Funding
     12-01-10                           7.25           590,000           685,681
     06-15-12                           6.88         2,620,000         2,990,316
Verizon Maryland
     03-01-12                           6.13           700,000           767,475
Vodafone Group
     (U.S. Dollar)
     11-30-32                           6.25           990,000(c)      1,015,932
Total                                                                  8,483,092

Computers & office equipment (--%)

Moore North America Finance
     Sr Nts
     01-15-11                           7.88           300,000(d)        310,500

Consumer finance -- personal loans (0.1%)

Commonwealth Edison
     02-01-08                           3.70           840,000           854,557

Electronics (--%)

L-3 Communications
     Company Guaranty
     06-15-12                           7.63           250,000           264,375

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Issuer                                Coupon         Principal          Value(a)
                                        rate            amount

Energy (0.3%)

ConocoPhillips
     Company Guaranty
     10-15-32                          5.90%        $2,000,000        $1,994,392
FirstEnergy
     Series B
     11-15-11                           6.45         1,130,000         1,185,336
Forest Oil
     Sr Nts
     12-15-11                           8.00           175,000           182,000
Grant Prideco Escrow
     Sr Nts
     12-15-09                           9.00           200,000(d)        213,500
Luscar Coal
     (U.S. Dollar) Sr Nts
     10-15-11                           9.75           200,000(c)        223,500
Newfield Exploration
     Sr Sub Nts
     08-15-12                           8.38           250,000           271,250
Westport Resources
     Company Guaranty
     11-01-11                          8.25%          $200,000          $213,500
XTO Energy
     Sr Nts
     04-15-12                           7.50           300,000           322,500
Total                                                                  4,605,978

Energy equipment & services (0.1%)

Key Energy Services
     Sr Nts
     03-01-08                           8.38           385,000           409,063
Progress Energy
     Sr Nts
     03-01-06                           6.75           650,000           710,958
     03-01-11                           7.10           670,000           753,838
Total                                                                  1,873,859

Financial services (2.6%)
American General Finance
     10-01-12                          5.38          1,000,000         1,030,280
California State Teachers' Retirement System Trust
     Series 2002-C6 Cl A3
     11-20-09                           4.46         3,484,323(d)      3,573,317
Citibank Credit Card Issuance Trust
     Series 2003-A5 Cl A5
     04-07-08                           2.50         1,770,000         1,777,191
Citigroup
     02-01-08                           3.50         7,920,000         7,951,996
     Sub Nts
     08-27-12                           5.63           400,000           427,176
Commercial Mtge Pass-Through Certificate
     Series 1999-1 Cl A2
     09-15-08                           6.46         1,765,000         1,986,622
Credit Suisse First Boston USA
     01-15-12                           6.50           800,000           859,802
GMAC
     09-15-11                           6.88         1,660,000         1,640,304
     02-01-12                           7.00         2,760,000         2,752,092
Greenwich Capital Commercial Funding
     Series 2002-C1 Cl A4
     01-11-35                           4.95           580,000           594,795
Household Finance
     10-15-11                           6.38         2,600,000         2,829,413
HSBS Holdings
     (U.S. Dollar) Sub Nts
     12-12-12                           5.25           840,000(c)        868,602
John Hancock Financial Services
     Sr Nts
     12-01-08                           5.63         1,000,000         1,074,587
LaBranche
     Sr Sub Nts
     03-02-07                          12.00           175,000           196,000
LB-UBS Commercial Mtge Trust
     Series 2002-C2 Cl A3
     06-15-26                           5.39         1,035,000         1,108,504
     Series 2002-C2 Cl A4
     06-15-31                           5.59           690,000           741,676
Lehman Brothers Holdings
     01-22-08                           4.00           570,000           582,278
MBNA Credit Card Master Note Trust
     Series 2003-A1 Cl A1
     07-15-10                           3.30           825,000           828,993
Merrill Lynch
     11-15-07                           4.00           690,000           708,417

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Issuer                                Coupon         Principal          Value(a)
     rate                             amount
Financial services (cont.)
Morgan Stanley
     04-01-08                          3.63%          $540,000          $537,803
     04-01-12                           6.60         1,440,000         1,601,842
     03-01-13                           5.30           340,000           346,518
Morgan Stanley, Dean Witter Capital 1
     Series 2002-IQ2 Cl A4
     12-15-35                           5.74           690,000           746,394
     Series 2002-TOP7 Cl A2
     01-15-39                           5.98           830,000           914,418
Nissan Auto Receivables Owner Trust
     Series 2003-A Cl A3
     12-15-06                           1.89           830,000           832,784
     Series 2003-A Cl A4
     07-15-08                           2.61           350,000           351,114
TIAA Global Markets
     Company Guaranty
     01-22-08                           3.88         1,420,000(d)      1,449,735
Total                                                                 38,312,653

Food (0.3%)

Burns Philp Capital Property
     (U.S. Dollar) Sr Sub Nts
     02-15-11                          10.75           105,000(c,d)      106,050
Del Monte
     Company Guaranty Series B
     05-15-11                           9.25           225,000           239,906
General Mills
     02-15-07                           5.13         1,000,000         1,069,873
     02-15-12                           6.00           150,000           164,900
Kellogg
     Series B
     04-01-11                           6.60           820,000           936,268
Kraft Foods
     11-01-11                           5.63         2,070,000         2,063,500
Total                                                                  4,580,497

Health care services (0.1%)

AmerisourceBergen
     Sr Nts
     11-15-12                           7.25           250,000(d)        265,000
HCA
     10-01-12                           6.30           200,000           205,459
Tenet Healthcare
     Sr Nts
     06-01-12                           6.50           330,000           318,450
Total                                788,909

Industrial equipment & services (--%)

Joy Global
     Company Guaranty Series B
     03-15-12                           8.75           250,000           262,500

Insurance (0.2%)

Allstate
     Sr Nts
     12-15-32                           6.13           760,000           782,162
Americo Life
     Sr Sub Nts
     06-01-05                           9.25           100,000            97,500
ASIF Global Financing
     01-17-13                           4.90         1,250,000(d)      1,255,884
MetLife
     05-15-05                           3.91           750,000           771,671
Travelers Property Casualty
     03-15-13                           5.00           660,000(d)        656,350
Total                                                                  3,563,567

Leisure time & entertainment (0.2%)

AOL Time Warner
     05-01-12                           6.88         2,420,000         2,578,078
Mohegan Tribal Gaming
     Sr Sub Nts
     04-01-12                           8.00           250,000           259,063
Station Casinos
     Sr Nts
     02-15-08                           8.38           170,000           181,475
Viacom
     Company Guaranty
     05-15-11                           6.63           350,000           397,028
Total                                                                  3,415,644

Media (0.4%)

American Media Operation
     Company Guaranty Series B
     05-01-09                          10.25           200,000           216,000
AOL Time Warner
     Company Guaranty
     04-15-11                           6.75           920,000           976,498
CanWest Media
     (U.S. Dollar) Sub Sr Nts
     05-15-11                          10.63           175,000(c)        192,719
Comcast
     03-15-11                           5.50           790,000           785,908
Comcast Cable Communications
     05-01-27                           8.50         1,700,000         2,101,617
     Sr Nts
     01-30-11                           6.75           160,000           172,532

See accompanying notes to investments in securities.

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18   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Issuer                                Coupon         Principal          Value(a)
                                        rate            amount

Media (cont.)

Corus Entertainment
     (U.S. Dollar) Sr Sub Nts
     03-01-12                          8.75%          $125,000(c)       $130,156
CSC Holdings
     Sr Sub Deb
     05-15-16                          10.50           100,000           109,250
Emmis Communications
     Company Guaranty Series B
     03-15-09                           8.13           250,000           260,625
Hollinger Intl Publishing
     Sr Nts
     12-15-10                           9.00           175,000(d)       185,063
Lamar Media
     Sr Sub Nts
     01-01-13                           7.25           160,000(d)       165,200
Mediacom LLC/Mediacom Capital
     Sr Nts
     01-15-13                           9.50           100,000           103,500
Nexstar Finance LLC
     Company Guaranty
     04-01-08                          12.00           150,000           165,375
Quebecor Media
     (U.S. Dollar) Sr Nts
     07-15-11                          11.13           125,000(c)        135,625
Radio One
     Company Guaranty Series B
     07-01-11                           8.88           300,000           326,250
Sinclair Broadcast Group
     Company Guaranty
     03-15-12                           8.00           200,000           206,500
Sun Media
     (U.S. Dollar) Sr Nts
     02-15-13                           7.63           175,000(c,d)      184,314
Total                                                                  6,417,132

Metals (--%)

AK Steel
     Company Guaranty
     06-15-12                           7.75            75,000            68,625

Miscellaneous (0.1%)

EOP Operating LP
     Company Guaranty
     02-15-12                           6.75         1,130,000         1,244,507
ERP Operating LP
     04-01-13                           5.20           670,000           669,947
Natl Waterworks
     Sr Sub Nts
     12-01-12                          10.50           100,000(d)        108,000
Total                                                                  2,022,454

Multi-industry conglomerates (0.4%)

Actuant
     Company Guaranty
     05-01-09                          13.00           299,000           349,830
Fisher Scientific Intl
     Sr Sub Nts
     05-01-12                           8.13           175,000(d)        186,375
General Electric
     02-01-13                           5.00         1,960,000         2,004,022
General Electric Capital
     06-15-12                           6.00         2,720,000         2,964,256
Total                                                                  5,504,483

Paper & packaging (--%)

Cascades
     (U.S. Dollar) Sr Nts
     02-15-13                           7.25           215,000(c,d)      223,600
Stone Container
     Sr Nts
     07-01-12                           8.38           130,000           138,125
Total                                                                    361,725

Restaurants & lodging (--%)

Hilton Hotels
     12-01-12                           7.63           100,000           100,500
Park Place Entertainment
     Sr Sub Nts
     05-15-11                           8.13           150,000           154,875
Total                                                                    255,375

See accompanying notes to investments in securities.

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19   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Issuer                                Coupon         Principal          Value(a)
                                        rate            amount

Retail (0.2%)

Kroger
     Company Guaranty
     06-15-12                          6.20%        $1,130,000        $1,208,196
Safeway
     03-01-11                           6.50         1,650,000         1,811,007
William Carter
     Company Guaranty Series B
     08-15-11                          10.88           140,000           155,750
Total                                                                  3,174,953

Transportation (0.3%)

Burlington North Santa Fe
     12-15-05                           6.38           920,000         1,014,761
Canadian Natl Railways
     (U.S. Dollar)
     10-15-11                           6.38         1,170,000(c)      1,317,560
CSX
     03-15-11                           6.75         1,160,000         1,300,794
Interpool
     08-01-07                           7.35           285,000           265,050
Union Pacific
     01-15-11                           6.65           620,000           701,905
Total                                                                  4,600,070

Utilities -- electric (0.7%)

Dominion Resources
     02-15-08                           4.13         1,080,000         1,088,834
     Sr Nts Series B
     06-30-12                           6.25           550,000           594,287
Duke Energy
     03-05-08                           3.75           520,000(d)        522,584
     01-15-12                           6.25           570,000           603,762
Florida Power
     1st Mtge
     03-01-13                           4.80         1,560,000         1,568,331
Florida Power & Light
     1st Mtge
     02-01-13                           4.85         1,500,000         1,550,760
IPALCO Enterprises
     11-14-08                           7.38         1,220,000         1,195,600
Midamerican Energy
     01-15-13                           5.13           460,000           474,429
NiSource Finance
     Company Guaranty
     11-15-10                           7.88           700,000           809,442
Northern States Power - Minnesota
     1st Mtge Series B
     08-28-12                           8.00           910,000         1,125,069
Peabody Energy
     Sr Nts
     03-15-13                           6.88           250,000(d)        253,125
Tampa Electric
     06-15-12                           6.88           300,000           332,409
     08-15-12                           6.38           350,000           377,738
Total                                                                 10,496,370

Utilities -- gas (0.1%)

ANR Pipeline
     Sr Nts
     03-15-10                           8.88           135,000(d)        143,537
Northwest Pipeline
     Sr Nts
     03-01-10                           8.13            30,000(d)         31,350
Southern Natural Gas
     Sr Nts
     03-15-10                           8.88           175,000(d)        185,105
Texas Eastern Transmission
     Sr Nts
     07-15-07                           5.25           510,000           530,962
Transcontinental Gas Pipeline
     Series B
     08-15-11                           7.00           175,000           167,125
Total                                                                  1,058,079

Utilities -- telephone (0.3%)

AT&T
     Sr Nts
     11-15-06                           7.00         1,130,000         1,208,044
British Telecom
     (U.S. Dollar)
     12-15-10                           8.38           670,000(c)        813,785
Citizens Communications
     05-15-06                           8.50           530,000           599,347
France Telecom
     (U.S. Dollar)
     03-01-11                           9.25           310,000(c)        372,629
Nextel Communications
     Sr Nts
     11-15-09                           9.38           145,000           152,250
SBC Communications
     03-15-11                           6.25           650,000           723,327
Total                                                                  3,869,382

Total bonds
(Cost: $506,321,272)                                                $519,414,310

See accompanying notes to investments in securities.

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20   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Option purchased (--%)

Issuer                Notional      Exercise        Expiration          Value(a)
                        amount         price              date
Put
June U.S. Treasury Notes-5 year
                   $12,000,000          $112         June 2003           $46,874

Total option purchased
 (Cost: $48,230)                                                         $46,874

Short-term securities (8.8%)(f)

Issuer                            Annualized            Amount          Value(a)
                               yield on date        payable at
                                 of purchase          maturity

U.S. government agencies (6.1%)

Federal Home Loan Bank Disc Nt
     04-04-03                          1.17%       $10,000,000        $9,998,700
Federal Natl Mtge Assn Disc Nts
     04-09-03                           1.24        12,600,000        12,596,407
     04-09-03                           1.25        29,100,000        29,091,702
     04-14-03                           1.23        18,600,000        18,591,322
     04-16-03                           1.22        20,000,000        19,989,861
Total                                                                 90,267,992

Commercial paper (2.7%)

Abbey Natl North America
     04-01-03                           1.41        10,700,000        10,699,581
Ciesco LP
     04-02-03                           1.26         7,300,000(j)      7,299,489
Falcon Asset Securitization
     04-07-03                           1.26         5,500,000(j)      5,498,653
SBC Intl
     05-06-03                           1.24         1,100,000(j)      1,098,636
Southern Co Funding
     04-24-03                           1.24        15,000,000(j)     14,987,600
Total                                                                 39,583,959

Total short-term securities
(Cost: $129,854,454)                                                $129,851,951

Total investments in securities
(Cost: $1,703,675,394)(m)                                         $1,546,306,944

See accompanying notes to investments in securities.

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21   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of March 31, 2003, the value of foreign securities represented 3.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                           Notional amount

     Sale contracts
     Swap Futures, June 2003, 10-year                             $17,100,000
     U.S. Treasury Bonds, June 2003, 20-year                        8,000,000
     U.S. Treasury Notes, June 2003, 5-year                         7,200,000
     U.S. Treasury Notes, June 2003, 10-year                       16,900,000

(f) At March 31, 2003, cash or short-term securities were designated to cover open put options written as follows (see Note 6 to the financial statements):

     Issuer                    Notional     Exercise    Expiration
                                amount        price          date       Value(a)
     U.S. Treasury Notes
     June 2003, 5-year     $12,000,000         $110      May 2003        $15,000

(g) Principal-only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of March 31, 2003.

(h) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of March 31, 2003.

(i) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(k) At March 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $59,990.725.

(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) At March 31, 2003, the cost of securities for federal income tax purposes was approximately $1,703,675,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $   28,166,000
     Unrealized depreciation                                     (185,534,000)
                                                                 ------------
     Net unrealized depreciation                                $(157,368,000)
                                                                -------------

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22   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities

Balanced Portfolio

March 31, 2003 (Unaudited)

Assets

Investments in securities, at value (Note 1)*
   (identified cost $1,703,675,394)                           $1,546,306,944
Cash in bank on demand deposit                                     2,180,465
Dividends and accrued interest receivable                          5,660,130
Receivable for investment securities sold                         38,772,897
                                                                  ----------
Total assets                                                   1,592,920,436
                                                               -------------

Liabilities

Payable for investment securities purchased                       83,721,075
Unrealized depreciation on foreign currency
  contracts held, at value (Notes 1 and 4)                            98,763
Payable upon return of securities loaned (Note 7)                 35,010,585
Accrued investment management services fee                            63,964
Other accrued expenses                                                64,242
Options contracts written, at value
  (premiums received $27,646) (Note 6)                                15,000
                                                                      ------
Total liabilities                                                118,973,629
                                                                 -----------
Net assets                                                    $1,473,946,807
                                                              ==============
* Including securities on loan, at value (Note 7)                 33,918,408
                                                                  ----------

See accompanying notes to financial statements.

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23   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Statement of operations

Balanced Portfolio

Six months ended March 31, 2003 (Unaudited)

Investment income

Income:
Dividends                                                     $  11,291,064
Interest                                                         13,967,147
Fee income from securities lending -- net (Note 7)                   58,144
   Less foreign taxes withheld                                       (5,615)
                                                                     ------
Total income                                                     25,310,740
                                                                 ----------
Expenses (Note 2):
Investment management services fee                                3,612,421
Compensation of board members                                         6,542
Custodian fees                                                       87,314
Audit fees                                                           16,500
Other                                                                28,326
                                                                     ------
Total expenses                                                    3,751,103
                                                                  ---------
Investment income (loss) -- net                                  21,559,637
                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                               (82,746,133)
   Foreign currency transactions                                    (27,353)
   Futures contracts                                             (2,093,063)
   Options contracts written (Note 6)                               213,229
                                   -                                -------
Net realized gain (loss) on investments                         (84,653,320)
Net change in unrealized appreciation
  (depreciation) on investments and on translation of
  assets and liabilities in foreign currencies                  122,779,376
                                                                -----------
Net gain (loss) on investments and foreign currencies            38,126,056
                                                                 ----------
Net increase (decrease) in net assets resulting
  from operations                                             $  59,685,693
                                                              =============

See accompanying notes to financial statements.

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24   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Statements of changes in net assets

Balanced Portfolio

                                             March 31, 2003       Sept. 30, 2002
                                            Six months ended        Year ended
                                               (Unaudited)
Operations
Investment income (loss) -- net           $   21,559,637         $   57,200,897
Net realized gain (loss) on investments      (84,653,320)          (300,692,268)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies          122,779,376             23,921,313
                                              -----------            ----------
Net increase (decrease) in net assets
  resulting from operations                   59,685,693           (219,570,058)
                                              ----------           ------------
Proceeds from contributions                   14,914,684             20,505,319
Fair value of withdrawals                   (191,130,318)          (573,732,782)
                                            ------------           ------------
Net contributions (withdrawals)
  from partners                             (176,215,634)          (553,227,463)
                                            ------------           ------------
Total increase (decrease) in net assets     (116,529,941)          (772,797,521)
Net assets at beginning of period          1,590,476,748          2,363,274,269
                                           -------------          -------------
Net assets at end of period               $1,473,946,807         $1,590,476,748
                                          ==============         ==============

See accompanying notes to financial statements.

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25   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Notes to Financial Statements

Balanced Portfolio

(Unaudited as to March 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio seeks to provide a balance of growth of capital and current income by investing primarily in a combination of common stocks and senior securities (preferred stocks and debt obligations). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

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26   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a when-issued or forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a when-issued or forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of March 31, 2003, the Portfolio has entered into outstanding when-issued securities of $56,415,417 and other forward-commitments of $3,575,308.

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27   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.43% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Mutual to the Lipper Balanced Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Portfolio's average daily net assets after deducting 1%, from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, the shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $490,259 for the six months ended March 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
28   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $889,300,383 and $1,021,581,035, respectively, for the six months ended March 31, 2003. For the same period, the portfolio turnover rate was 59%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $70,443 for the six months ended March 31, 2003.

4. FORWARD FOREIGN CURRENCY CONTRACTS

As of March 31, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                          Currency to   Currency to    Unrealized     Unrealized
Exchange date            be delivered   be received  appreciation   depreciation

April 7, 2003               3,785,000     2,563,495           $--       $  9,020
                      Canadian Dollar   U.S. Dollar

April 11, 2003              4,208,000     2,504,181            --         36,543
                    Australian Dollar   U.S. Dollar

April 11, 2003              4,618,000     2,539,900            --         16,324
                   New Zealand Dollar   U.S. Dollar

April 14, 2003              2,344,000     2,519,800            --         36,876
               European Monetary Unit   U.S. Dollar
                                                            ------        ------

Total                                                        $--        $98,763
                                                            ------        ------

5. INTEREST RATE FUTURES CONTRACTS

As of March 31, 2003, investments in securities included securities valued at $1,121,251 that were pledged as collateral to cover initial margin deposits on 492 open sale contracts. The notional market value of the open sale contracts as of March 31, 2003, was $55,955,594 with a net unrealized loss of $134,795.
See "Summary of significant accounting policies."

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                            Six months ended March 31, 2003

                                      Puts                        Calls
                           Contracts      Premiums      Contracts       Premiums

Balance Sept. 30, 2002            --     $      --             --     $      --
Opened                           959       447,321            839       578,958
Closed                          (675)     (404,956)          (839)     (578,958)
Expired                         (164)      (14,719)            --            --
                                ----       -------           ----       -------
Balance March 31, 2003           120     $  27,646             --     $      --
                                ----       -------           ----       -------

See "Summary of significant accounting policies."

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29   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

7. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $33,918,408 were on loan to brokers. For collateral, the Portfolio received $35,010,585 in cash. Income from securities lending amounted to $58,144 for the six months ended March 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
30   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT


Financial Statements

Statement of assets and liabilities

AXP Mutual

March 31, 2003 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                            $1,473,881,615
Capital shares receivable                                                                           32,009
                                                                                                    ------
Total assets                                                                                 1,473,913,624
                                                                                             -------------
Liabilities
Capital shares payable                                                                               1,268
Accrued distribution fee                                                                            33,618
Accrued service fee                                                                                  2,367
Accrued transfer agency fee                                                                         21,130
Accrued administrative services fee                                                                  4,699
Other accrued expenses                                                                             197,137
                                                                                                   -------
Total liabilities                                                                                  260,219
                                                                                                   -------
Net assets applicable to outstanding capital stock                                          $1,473,653,405
                                                                                            ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                    $    1,949,608
Additional paid-in capital                                                                   2,601,531,275
Undistributed net investment income                                                              1,030,053
Accumulated net realized gain (loss) (Note 5)                                                 (973,275,647)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                         (157,581,884)
                                                                                              ------------
Total -- representing net assets applicable to outstanding capital stock                    $1,473,653,405
                                                                                            ==============
Net assets applicable to outstanding shares:               Class A                          $1,045,940,603
                                                           Class B                          $  141,407,455
                                                           Class C                          $    1,431,596
                                                           Class Y                          $  284,873,751
Net asset value per share of outstanding capital stock:    Class A share     138,280,900    $         7.56
                                                           Class B shares     18,820,085    $         7.51
                                                           Class C shares        190,384    $         7.52
                                                           Class Y shares     37,669,423    $         7.56
                                                                              ----------    --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Statement of operations

AXP Mutual

Six months ended March 31, 2003 (Unaudited)

Investment income
Income:
Dividends                                                          $ 11,290,592
Interest                                                             13,967,215
Fee income from securities lending -- net                                58,142
   Less foreign taxes withheld                                           (5,615)
                                                                         ------
Total income                                                         25,310,334
                                                                     ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                     3,750,948
Distribution fee
   Class A                                                            1,387,116
   Class B                                                              753,840
   Class C                                                                6,129
Transfer agency fee                                                   1,456,036
Incremental transfer agency fee
   Class A                                                               91,113
   Class B                                                               32,545
   Class C                                                                  369
Service fee -- Class Y                                                  156,411
Administrative services fees and expenses                               305,949
Compensation of board members                                             5,217
Printing and postage                                                     60,921
Registration fees                                                        32,104
Audit fees                                                                5,500
Other                                                                    18,321
                                                                         ------
Total expenses                                                        8,062,519
   Earnings credits on cash balances (Note 2)                           (18,317)
                                           -                            -------
Total net expenses                                                    8,044,202
                                                                      ---------
Investment income (loss) -- net                                      17,266,132
                                                                     ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                            (82,743,150)
   Foreign currency transactions                                        (27,353)
   Futures contracts                                                 (2,093,063)
   Options contracts written                                            213,229
                                                                        -------
Net realized gain (loss) on investments                             (84,650,337)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                  122,774,975
                                                                    -----------
Net gain (loss) on investments and foreign currencies                38,124,638
                                                                     ----------
Net increase (decrease) in net assets resulting
   from operations                                                 $ 55,390,770
                                                                   ============

See accompanying notes to financial statements.

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32   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Statements of changes in net assets

AXP Mutual

                                                                 March 31, 2003         Sept. 30, 2002
                                                                Six months ended          Year ended
                                                                   (Unaudited)
Operations and distributions
Investment income (loss) -- net                                 $   17,266,132         $   45,688,720
Net realized gain (loss) on investments                            (84,650,337)          (300,682,742)
Net change in unrealized appreciation
  (depreciation) on investments and on translation of
  assets and liabilities in foreign currencies                     122,774,975             23,922,823
                                                                   -----------             ----------
Net increase (decrease) in net assets resulting from operations     55,390,770           (231,071,199)
                                                                    ----------           ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                      (12,830,297)           (32,422,458)
      Class B                                                       (1,165,192)            (3,047,577)
      Class C                                                          (10,689)               (17,319)
      Class Y                                                       (3,891,866)           (10,414,578)
Total distributions                                                (17,898,044)           (45,901,932)
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                          17,652,827             39,739,775
   Class B shares                                                    8,362,772             16,853,226
   Class C shares                                                      500,609                673,006
   Class Y shares                                                   23,855,053             87,158,694
Reinvestment of distributions at net asset value
   Class A shares                                                   11,043,631             27,940,950
   Class B shares                                                    1,133,273              2,961,693
   Class C shares                                                       10,430                 16,781
   Class Y shares                                                    3,891,867             10,414,578
Payments for redemptions
   Class A shares                                                 (123,576,756)          (353,495,170)
   Class B shares (Note 2)                                         (23,697,491)           (75,005,654)
   Class C shares (Note 2)                                            (144,612)              (540,291)
   Class Y shares                                                  (72,908,473)          (252,602,000)
                                                                   -----------           ------------
Increase (decrease) in net assets from capital
  share transactions                                              (153,876,870)          (495,884,412)
                                                                  ------------           ------------
Total increase (decrease) in net assets                           (116,384,144)          (772,857,543)
Net assets at beginning of period                                1,590,037,549          2,362,895,092
                                                                 -------------          -------------
Net assets at end of period                                     $1,473,653,405         $1,590,037,549
                                                                ==============         ==============
Undistributed net investment income                             $    1,030,053         $    1,661,965
                                                                --------------         --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Mutual

(Unaudited as to March 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Balanced Portfolio

The Fund invests all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in a combination of common stocks and senior securities (debt obligations and preferred stocks).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of March 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
34   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00

o  Class B $20.00

o  Class C $19.50

o  Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
35   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $286,622 for Class A, $62,946 for Class B and $124 for Class C for the six months ended March 31, 2003.

During the six months ended March 31, 2003, the Fund's transfer agency fees were reduced by $18,317 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                        Six months ended March 31, 2003

                             Class A        Class B      Class C      Class Y

Sold                        2,281,458     1,093,481      65,382      3,103,497

Issued for reinvested
  distributions             1,412,822       145,855       1,342        497,818
Redeemed                  (16,085,863)   (3,114,196)    (19,122)    (9,497,388)
                          -----------    ----------     -------     ----------
Net increase (decrease)   (12,391,583)   (1,874,860)     47,602     (5,896,073)
                          -----------    ----------      ------     ----------

                                         Year ended Sept. 30, 2002

                             Class A        Class B      Class C      Class Y

Sold                        4,542,080     1,934,879      78,218      9,872,732
Issued for reinvested
  distributions             3,253,029       347,170       1,988      1,209,675
Redeemed                  (40,453,702)   (8,710,136)    (61,883)   (28,423,389)
                          -----------    ----------     -------    -----------
Net increase (decrease)   (32,658,593)   (6,428,087)     18,323    (17,340,982)
                          -----------    ----------      ------    -----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $860,617,168 as of Sept. 30, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
36   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluting the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                             2003(g)      2002         2001         2000          1999

Net asset value, beginning of period                     $7.40       $ 8.71       $12.21       $12.94        $13.29
Income from investment operations:
Net investment income (loss)                               .09          .20          .21          .32           .37
Net gains (losses) (both realized and unrealized)          .16        (1.31)       (3.49)         .17          1.15
Total from investment operations                           .25        (1.11)       (3.28)         .49          1.52
Less distributions:
Dividends from net investment income                      (.09)        (.20)        (.22)        (.31)         (.36)
Distributions from realized gains                           --           --           --         (.91)        (1.51)
Total distributions                                       (.09)        (.20)        (.22)       (1.22)        (1.87)
Net asset value, end of period                           $7.56       $ 7.40      $  8.71       $12.21        $12.94
Ratios/supplemental data
Net assets, end of period (in millions)                 $1,046       $1,115       $1,597       $2,628        $3,101
Ratio of expenses to average daily net assets(c)          .98%(d)       .93%         .87%         .88%          .83%
Ratio of net investment income (loss)
  to average daily net assets                            2.23%(d)      2.19%        1.96%        2.51%         2.68%
Portfolio turnover rate
  (excluding short-term securities)                        59%          267%         226%         180%          134%
Total return(e)                                          3.35%(f)   (13.05%)     (27.04%)        3.78%        11.72%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------

37   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Class B

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                             2003(g)      2002         2001         2000          1999

Net asset value, beginning of period                     $7.35       $ 8.65       $12.12       $12.86        $13.21
Income from investment operations:
Net investment income (loss)                               .06          .14          .13          .22           .27
Net gains (losses) (both realized and unrealized)          .16        (1.31)       (3.46)         .16          1.15
Total from investment operations                           .22        (1.17)       (3.33)         .38          1.42
Less distributions:
Dividends from net investment income                      (.06)        (.13)        (.14)        (.21)         (.26)
Distributions from realized gains                           --           --           --         (.91)        (1.51)
Total distributions                                       (.06)        (.13)        (.14)       (1.12)        (1.77)
Net asset value, end of period                           $7.51       $ 7.35      $  8.65       $12.12        $12.86
Ratios/supplemental data
Net assets, end of period (in millions)                   $141         $152         $235         $403          $459
Ratio of expenses to average daily net assets(c)         1.76%(d)      1.71%        1.64%        1.64%         1.53%
Ratio of net investment income (loss)
  to average daily net assets                            1.46%(d)      1.41%        1.19%        1.75%         1.98%
Portfolio turnover rate
  (excluding short-term securities)                        59%          267%         226%         180%          134%
Total return(e)                                          2.97%(f)    (13.72%)     (27.62%)       2.93%        10.93%

Class C

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                             2003(g)      2002         2001      2000(b)

Net asset value, beginning of period                     $7.36       $ 8.67       $12.16       $12.09
Income from investment operations:
Net investment income (loss)                               .06          .13          .14          .08
Net gains (losses) (both realized and unrealized)          .16        (1.31)       (3.48)         .05
Total from investment operations                           .22        (1.18)       (3.34)         .13
Less distributions:
Dividends from net investment income                      (.06)        (.13)        (.15)        (.06)
Net asset value, end of period                           $7.52       $ 7.36      $  8.67       $12.16
Ratios/supplemental data
Net assets, end of period (in millions)                     $1           $1           $1          $--
Ratio of expenses to average daily net assets(c)         1.78%(d)      1.73%        1.64%       1.64%(d)
Ratio of net investment income (loss)
  to average daily net assets                            1.44%(d)      1.43%        1.20%       1.34%(d)
Portfolio turnover rate (excluding
  short-term securities)                                    59%         267%         226%         180%
Total return(e)                                           3.01%(f)   (13.76%)     (27.58%)      1.05%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
38   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT


Class Y

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                             2003(g)      2002         2001         2000          1999
Net asset value, beginning of period                     $7.40       $ 8.71       $12.21       $12.95        $13.29
Income from investment operations:
Net investment income (loss)                               .09          .21          .23          .34           .38
Net gains (losses) (both realized and unrealized)          .17        (1.31)       (3.49)         .16          1.16
Total from investment operations                           .26        (1.10)       (3.26)         .50          1.54
Less distributions:
Dividends from net investment income                      (.10)        (.21)        (.24)        (.33)         (.37)
Distributions from realized gains                           --           --           --         (.91)        (1.51)
Total distributions                                       (.10)        (.21)        (.24)       (1.24)        (1.88)
Net asset value, end of period                           $7.56       $ 7.40      $  8.71       $12.21        $12.95
Ratios/supplemental data
Net assets, end of period (in millions)                   $285         $322         $530         $982        $1,145
Ratio of expenses to average daily net assets(c)          .82%(d)       .77%         .71%         .72%          .73%
Ratio of net investment income (loss)
  to average daily net assets                            2.40%(d)      2.33%        2.12%        2.67%         2.79%
Portfolio turnover rate
  (excluding short-term securities)                         59%         267%         226%         180%          134%
Total return(e)                                          3.43%(f)    (12.90%)     (26.91%)       3.87%        11.90%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended March 31, 2003 (Unaudited).

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39   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP MUTUAL

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                               Shares Voted "For"           Shares Withholding
                                                             Authority to Vote

Arne H. Carlson                  315,257,346.922              14,791,515.968
Philip J. Carroll, Jr.           316,256,098.969              13,792,763.921
Livio D. DeSimone                315,931,584.472              14,117,278.418
Barbara H. Fraser                316,279,135.298              13,769,727.592
Ira D. Hall                      316,038,652.248              14,010,210.642
Heinz F. Hutter                  315,581,562.603              14,467,300.287
Anne P. Jones                    315,802,952.154              14,245,910.736
Stephen R. Lewis, Jr.            316,583,071.142              13,465,791.748
lan G. Quasha                    316,224,811.734              13,824,051.156
Stephen W. Roszell               316,441,688.363              13,607,174.527
Alan K. Simpson                  315,114,440.487              14,934,422.403
Alison Taunton-Rigby             316,286,500.025              13,762,362.865
William F. Truscott              316,496,412.372              13,552,450.518

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40   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes

  274,267,320.043       32,692,983.824        10,983,508.023     12,105,051.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"  Shares Voted "Against"    Abstentions      Broker Non-Votes

 100,245,471.426       12,771,798.309         3,893,052.971       1,001,518.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

 Shares Voted "For"  Shares Voted "Against"     Abstentions    Broker Non-Votes

  99,903,623.272         11,533,256.971        5,473,442.463     1,001,518.000

* Denotes Registrant-wide proposals and voting results.

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41   ---   AXP MUTUAL   ---   2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (888) 723-8476 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 61 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners Aggressive Growth Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Quantitative Large Cap Equity Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Aggressive Growth Fund
AXP Partners Fundamental Value Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  *  Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (5/03)

AXP Mutual

70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

--------------------------------------------------------------------------------
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

                                                                 S-6335 U (5/03)